SCHEDULE 14A

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Securities Exchange Act of 1934

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AMG FUNDS II

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PRESS RELEASE

Wednesday, June 10, 2020

AMG GW&K GLOBAL ALLOCATION FUND (FORMERLY AMG CHICAGO EQUITY PARTNERS BALANCED FUND) ANNOUNCES CHANGE TO SPECIAL MEETING OF SHAREHOLDERS

Greenwich, CT. June 10, 2020 (BUSINESS WIRE) – AMG GW&K GLOBAL ALLOCATION FUND (FORMERLY AMG CHICAGO EQUITY PARTNERS BALANCED FUND), announced today, that in light of the public health circumstances associated with COVID-19 (coronavirus), the Special Meeting of Shareholders of AMG GW&K GLOBAL ALLOCATION FUND originally scheduled to be held at the offices of AMG Funds LLC (the “Investment Manager”), 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 on June 18, 2020 at 3:00 p.m. EDT will now be held solely via conference call format at the same date and time (June 18, 2020 at 3:00 p.m. EDT).

If you wish to attend the conference call, please email AMG GW&K GLOBAL ALLOCATION FUND at attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the e-mail subject line “AMG GW&K GLOBAL ALLOCATION FUND Special Meeting”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting.

More information on the AMG Funds is available at www.amgfunds.com.

Media Relations: Please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 800-290-6427 if you have any questions relating to attending the Meeting or your vote instructions.

AMG Funds LLC    600 Steamboat Road    Suite 300    Greenwich, CT 06830

AMG FUNDS II

AMG GW&K GLOBAL ALLOCATION FUND

(FORMERLY AMG CHICAGO EQUITY PARTNERS BALANCED FUND)

AMENDED NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2020

In light of the public health circumstances associated with COVID-19, notice is hereby given of a change in the location of the special meeting of shareholders (the “Meeting”) of AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund) (the “Fund”), a series of AMG Funds II (“AMG Funds II” or the “Trust”), which was originally scheduled to be held at the offices of AMG Funds LLC (the “Investment Manager”), 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 on June 18, 2020 at 3:00 p.m. Eastern Time. The Meeting will now be held solely via conference call format at the same date and time (June 18, 2020 at 3:00 p.m. Eastern Time). The Meeting will be held for the purposes listed below:

1.	Approval of a new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund.

2.	Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” the proposal.

Shareholders of record at the close of business on April 22, 2020 are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

If you wish to attend the Meeting, please email AMG GW&K GLOBAL ALLOCATION FUND at attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the e-mail subject line “AMG GW&K GLOBAL ALLOCATION FUND Special Meeting”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

We call your attention to the proxy statement that was previously distributed and can be found at https://vote.proxyonline.com/AMG/docs/GlobalAllocation.pdf. If you have not voted yet, please take the time to carefully consider and vote on this important proposal and complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet prior to the Meeting if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting. Please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 800-290-6427 if you have any questions relating to attending the Meeting or your vote instructions.

By Order of the Board of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

AMG Funds LLC    600 Steamboat Road    Suite 300    Greenwich, CT 06830